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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2004

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

Item 5. Other Events and Required FD Disclosure.

        On April 21, 2004 Main Street Banks, Inc. (the "Registrant") announced financial results for the quarter ended March 31, 2004. A copy of the press release announcing the Registrant's results for the quarter ended March 31, 2004 is attached hereto as Exhibit 99.1. Exhibit 99.2 contains supplemental financial tables that accompany the press release.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits

99.1
Press Release of Registrant, dated April 21, 2004, announcing results for the quarter ended March 31, 2004.

99.2
Supplemental Financial Tables prepared for use with the Press Release.

Item 9. Regulation FD Disclosure.

        The Registrant is furnishing the information required by Item 12 of Form 8-K, "Results of Operation and Financial Condition", under this Item 9.

        On April 21, 2004, the Registrant will hold an investor call and webcast to disclose financial results for the quarter ended March 31, 2004. The Supplemental Financial Tables for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Financial Tables is presented as of the Press Release date and the Registrant does not assume any obligation to correct or update said information in the future.

        The information in the preceding paragraph, as well as Exhibit 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 21, 2004	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan Chairman and Chief Executive Officer

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Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant, dated April 21, 2004, announcing results for the quarter ended March 31, 2004.
99.2	Supplemental Financial Tables prepared for use with the Press Release.

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QuickLinks

  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit Index